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                                                                   EXHIBIT 99.03



                 [LETTER HEAD OF FIRST USA BANK APPEARS HERE]



                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-2
                _______________________________________________

                    Monthly Period:                08/01/96 to
                                                   08/31/96
                    Distribution Date:             09/16/96
                    Transfer Date:                 09/13/96

Under Section 5.2 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of October 1, 1993 (the "Series 1993-2 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1993-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1.   The total amount of the distribution to
          Certificateholders per $1,000
          original certificate principal amount                    $254.96666667

     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount                               $4.96666667

     3.   The amount of the distribution set forth in paragraph 1
          above in respect of principal on the Certificates, per
          $1,000 original certificate principal amount             $250.00000000
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MONTHLY  CERTIFICATEHOLDERS' STATEMENT             SERIES 1993-2
PAGE 2



B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Collection of Principal Receivables.
         ------------------------------------

         The aggregate amount of Collections of Principal
         Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                  Principal Collection Rate      $ Amount
                           -----------------------------------------------------
                                                      10.38%     $51,910,639.78

     2.  Collection of Finance Charge Receivables.
         -----------------------------------------

         The aggregate amount of Collections of Finance Charge
         Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                          Finance Charge Yield    $ Amount
                           -----------------------------------------------------
                       Periodic Finance Charge           15.79%   $6,579,914.78
                       Discount Receivables               1.64%     $683,726.78
                                                          -----      ----------
                          Total                          17.43%   $7,263,641.56


     3.  Principal Receivables / Investor Percentages
         --------------------------------------------

         (a)   The aggregate amount of Principal Receivables
               in the Trust as of the last day of the
               Collection Period                             $16,965,492,542.30

         (b)(1)Invested Amount as of the last day
               of the Collection Period                         $375,000,000.00

            (2)The CCA Amount as of the last day of the
               Collection Period                                          $0.00

         (c)(1)The Floating Investor Percentage: The Invested
               Amount plus the CCA Amount set forth in
               paragraph 3(b) above as a percentage of the
               aggregate amount of Principal Receivables set forth
               in paragraph 3(a) above (finance charge % dsefaults)      2.210%

            (2)The Floating Investor Percentage: The Invested
               Amount as a percentage of the aggregate amount
               of Principal Receivables (principal collections)             N/A

         (d)   During the Amortization Period: The Invested
               Amount plus the CCA Amount as of July 31, 1996
               (the last day of the Revolving Period)           $500,000,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  SERIES 1993-2
PAGE 3

         (e)   The Fixed/Floating Allocation Percentage: The
               Amount set forth in paragraph 3(d) above as a
               percentage of the aggregate amount of Principal
               Receivables set forth in paragraph 3(a) above              2.947%

     4.  Delinquent Balances.
         --------------------

         The aggregate amount of outstanding balances in the
         Accounts which were delinquent as of the end of the day
         on the last day of the Collection Period                Aggregate
                                                % of Total        Account
                                               Outstandings       Balance
                                             -----------------------------------

         (a)   35 - 64 days                            1.79%    $312,272,525.64
         (b)   65 - 94 days                            0.98%    $170,748,276.22
         (c)   95 - 124 days                           0.82%    $142,430,236.99
         (d)   125 - 154 days                          0.63%    $110,281,956.57
         (e)   155 or more days                        0.97%    $169,493,771.96
                                             -----------------------------------
                                   Total               5.19%    $905,226,767.38
                                             ===================================

     5.  Monthly Investor Default Amount.
         --------------------------------

         (a)   The aggregate amount of all defaulted
               Principal Receivables written off as
               uncollectible during the Collection
               Period allocable to the Invested Amount
               Amount (the "Monthly Investor Default
               Amount")                                           $2,052,632.64


     6.  Investor Charge-Offs; Reimbursements of Charge-Offs.
         ----------------------------------------------------

         (a)   The aggregate amount of Investor Charge-Offs
               during the Collection Period                               $0.00

         (b)   The amounts set forth in paragraph 6(a) above, per
               $1,000 original certificate principal amount (which
               will have the effect of reducing, pro rata, the
               amount of each Certificateholder's investment              $0.00

         (c)   The aggregate amount of Investor Charge-Offs
               reimbursed on the Transfer Date                            $0.00

         (d)   The amount set forth in paragraph 6(c) above, per
               $1,000 interest (which will have the effect of
               increasing, pro rata, the amount of each
               Certificateholder's investment)                            $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  SERIES 1993-2
PAGE 4


     7.  Investor Servicing Fee.
         -----------------------

         The amount of the Investor Monthly Servicing
         Fee payable by the Trust to the Servicer for
         the Collective Period                                      $625,000.00




     8.  Withdrawal from Cash Collateral Amount.
         ---------------------------------------

         The amount to withdrawn from Cash Collateral Account
         on the related Distribution date.                                $0.00


     9.  Cash Collateral Amount.
         -----------------------

         The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                             Total                               $65,000,000.00

         The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                             Total                               $65,000,000.00


     10. Funds on Deposit in Cash Collateral Account
         -------------------------------------------

         The aggregate amount of funds on deposit in the
         Cash Collateral Account pursuant to Section
         2.11(a)(viii) of the Amended Loan Agreement
         on such Distribution Date                                $5,000,000.00



     11. Series 1993-2 Guaranty Amount
         -----------------------------

         (a)   The Available Series 1993-2 Guaranty
               Amount on such Distribution Date                  $10,000,000.00

         (b)   The Required Series 1993-2 Guaranty Amount
               on such Distribution Date                         $10,000,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  SERIES 1993-2
PAGE 5


     12. The Available Series 1993-2 Loan Amount
         ---------------------------------------

         The Available Series 1993-2 Loan Amount
         on such Distribution Date                               $50,000,000.00


     13. The Economic Payout Amount
         --------------------------

         The Economic Payout Amount, if any, for such
         Distribution Date                                                $0.00


     14. The Pool Factor.
         ----------------

         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                                     0.75000000

     15. The Portfolio Yield
         -------------------

         The Portfolio Yield for the related Monthly Period              12.51%


     16. The Base Rate
         -------------

         The Base Rate for the related Monthly Period                     7.59%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                         FIRST USA BANK
                         as Servicer


                             /s/W. Todd Peterson
                         By: ---------------------------------------------------
                             W. Todd Peterson
                             Vice President